Exhibit 99.1

MobileIron Announces Strong Fourth Quarter 2016 Results

Surpassed 13,500 cumulative customers

MOUNTAIN VIEW, Calif., February 7, 2017 -- MobileIron (NASDAQ:MOBL), the security backbone for modern computing, today announced results for its fourth quarter ended December 31, 2016.

Fourth Quarter 2016 Financial Highlights

•	GAAP revenue was $45.5 million, up 6% year-over-year
•	Recurring revenue was $30.2 million, up 16% year-over-year
•	Gross billings were $55.4 million, up 14% year-over-year
•	Recurring billings, which represented 72% of gross billings, were $39.7 million, up 26% year-over-year
•	GAAP net loss per share was $0.12; non-GAAP net loss per share was $0.03
•	Cash flow generated from operations was $8.5 million
•	Cash and equivalents, plus short and long term investments, end the quarter at $90.2 million
•	Surpassed 13,500 cumulative customers

Full Year 2016 Financial Highlights

•	GAAP revenue was $163.9 million, up 10% year-over-year
•	Recurring revenue was $113.4 million, up 25% year-over-year
•	Gross billings were $182.1 million, up 10% year-over-year
•	Recurring billings, which represented 72% of gross billings, were $131.8 million, up 23% year-over-year
•	GAAP net loss per share was $0.78; non-GAAP net loss per share was $0.36

“I am very proud of our performance in the fourth quarter and for the full year. We had our strongest quarter ever and surpassed our goal of cash flow breakeven," said Barry Mainz, President and CEO, MobileIron. "Customers buy our products because we solve both technical and regulatory challenges. For example, MobileIron Access is the only product that solves the security challenges that happen when mobile apps connect to cloud services, and that’s why we recognized our first billings from it in Q4. A regulatory example is the recently implemented ‘Right to Disconnect’ law in France. With MobileIron, our French customers can use our policy engine to time-fence access to corporate resources. We have the right products and the right roadmap and I believe that our innovation and business strategy will continue to accelerate our business in 2017."

Fourth Quarter 2016 Business Highlights

Platform

•	Introduced MobileIron Bridge, the first solution to unify mobile and desktop operations for Windows 10 using a single console and communications channel.
•	Added Single Sign-On (SSO) capability for native mobile apps to MobileIron Access so that employees no longer need to enter a username or password to log into their business apps.
•	At the end of 4Q 2016, MobileIron ecosystem had over 550 active technology partners, who have released over 280 technology integrations.*

Channels

•	Named 2016 Premier Partner of the Year by global IT provider Zones.
•	Our largest reseller, AT&T, represented approximately 16% of revenue for the quarter.

Milestones and Recognition

•	Our MobileIron Government Cloud platform received FedRAMP Authority to Operate from the United States Postal Service and is available for purchase by all federal government agencies.
•	Granted EU-US Privacy Shield Certification from the US Department of Commerce.
•	Awarded two additional US patents bringing the total to 40.

Financial Outlook

The company is providing the following outlook for its first quarter 2017 (ending March 31, 2017):

•	GAAP revenue is expected to be between $41 million and $43 million, which represents growth of 8% to 13% year-over-year.
•	Gross billings are expected to be between $44 million and $46 million, growth between 16% and 21% over last year.
•	Non-GAAP gross margin is expected to be between 81% and 83%.
•	Non-GAAP operating expenses are expected to be between $41 million and $43 million.

The company is providing the following outlook for 2017 (ending December 31, 2017)

•	GAAP revenue is expected to be between $175 million and $190 million, growth between 7% and 16% year-over-year.
•	Gross billings are expected to be between $195 million and $210 million, growth between 7% and 15% over last year.
•	Exit the year (fourth quarter) with a non-GAAP operating margin between -2% to 2%.
•	Generate positive cash from operations for the full year 2017.

All forward-looking non-GAAP financial measures contained in this section "Financial Outlook" exclude estimates for stock-based compensation expenses and amortization of intangible assets. While a reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis, the company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables included in this press release for its fourth quarter of 2015 and 2016 and for year 2015 and 2016.

Conference Call and Webcast

MobileIron will host a conference call and live webcast at 1:30 p.m. Pacific Standard Time (4:30 p.m. EST) to discuss the company's financial results and business highlights. Interested parties may access the call by dialing (855) 327-6837 in the U.S. or (631) 891-4304 from international locations. The live webcast will be available on the MobileIron Investor Relations website at http://investors.mobileiron.com/. A replay will be available through the same link or by dialing (877) 870-5176 and referencing conference ID#10002224 through March 7, 2017.

Analyst Event

MobileIron will host an analyst event in New York City on Wednesday, February 22 from 10am to 1pm at the NASDAQ Marketsite in Times Square. Barry Mainz, President and CEO, Simon Biddiscombe, CFO, and other MobileIron executives will review MobileIron's performance in 2016 and discuss the company's strategy for 2017. The company will also discuss a major product innovation. To attend the event, please contact ir@mobileiron.com.

Safe Harbor Statement

This press release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, statements regarding MobileIron's revenue, operating expenses, cost structure, GAAP and non-GAAP financial metrics, projected financial results and trends in MobileIron's business. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including, but not limited to, our limited operating history, quarterly fluctuations in our operating results, our need to develop new solutions and enhancements to compete in rapidly evolving markets, product defects, customer adoption, competitive pressures, billings type mix shift, our ability to scale, our ability to recruit and retain key personnel, and the quality of our support services.

Additional information on potential factors that could affect MobileIron's financial results is included in our SEC filings, including our reports on Forms 10-K, 10-Q and 8-K and other filings that we make with the SEC from time to time. MobileIron does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

* MobileIron will stop reporting ecosystem metrics after the fourth quarter 2016.

About MobileIron

MobileIron provides the secure foundation for companies around the world to transform into Mobile First organizations. For more information, please visit www.mobileiron.com.

"MobileIron" and the MobileIron Planet M logo are registered trademarks of MobileIron, Inc. in the United States and other countries. Trade names, trademarks, and service marks of other companies that are used in this press release belong to their respective owners.

Financial Results

MOBILEIRON, INC.
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2015 AND 2016
(Amounts in thousands)
(Unaudited)

	December 31, 2015	December 31, 2016
Assets
Current Assets:
Cash and cash equivalents (1)	$47,234	$54,043
Short-term investments (1)	49,576	36,184
Accounts receivable - net	42,674	43,755
Prepaid expenses and other current assets	4,809	6,131
Total current assets	144,293	140,113
Long-term investments (1)	2,094	—
Property and equipment - net	6,572	5,503
Intangible assets - net	1,261	645
Goodwill	5,475	5,475
Other assets	1,419	1,370
Total Assets	$161,114	$153,106

Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable	$2,551	$701
Accrued expenses	19,196	21,674
Deferred revenue - current	55,978	68,153
Total current liabilities	77,725	90,528
Deferred revenue - noncurrent	13,897	19,923
Other long-term liabilities	1,353	1,838
Total liabilities	92,975	112,289
Stockholders’ Equity:
Common stock	8	9
Additional paid-in capital	343,336	383,193
Accumulated deficit	(275,205)	(342,385)
Total stockholders’ equity	68,139	40,817

Total Liabilities and Stockholders' Equity	$161,114	$153,106

(1) Total cash and cash equivalents, short-term and long-term investments	$98,904	$90,227

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2015 AND 2016
(Amounts in thousands, except for per share data)
(Unaudited)
	Three Months Ended
	December 31, 2015	December 31, 2016
Revenue:
Perpetual license	$15,462	$14,313
Subscription	14,413	16,361
Software support and services	13,171	14,798
Total revenue	43,046	45,472
Cost of revenue:
Perpetual license (2)	910	518
Subscription (1)	1,815	2,113
Software support and services (1)	4,815	4,721
Total cost of revenue	7,540	7,352
Gross profit	35,506	38,120
Operating expenses:
Research and development (1)	16,503	16,213
Sales and marketing (1)	24,822	24,843
General and administrative (1)	8,065	6,921
Total operating expenses	49,390	47,977
Operating loss	(13,884)	(9,857)
Other expense - net	138	39
Loss before income taxes	(14,022)	(9,896)
Income tax expense	392	310
Net loss	$(14,414)	$(10,206)
Net loss per share, basic and diluted	$(0.18)	$(0.12)
Weighted-average shares used to compute net loss per share, basic and diluted	80,748	88,335

(1) Includes stock-based compensation expense as follows:
Cost of revenue
Subscription	158	191
Software support and services	688	660
Research and development	2,898	2,606
Sales and marketing	2,894	2,056
General and administrative	1,780	2,210
	$8,418	$7,723

(2) Includes amortization of intangible assets as follows:
Cost of revenue
Perpetual license	$200	$154
	$200	$154

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2015 AND 2016
(Amounts in thousands, except for per share data)
(Unaudited)
	Twelve Months Ended
	December 31, 2015	December 31, 2016
Revenue:
Perpetual license	$53,512	$45,775
Subscription	48,080	61,357
Software support and services	47,706	56,794
Total revenue	149,298	163,926
Cost of revenue:
Perpetual license (2)	2,881	2,658
Subscription (1)	7,181	8,297
Software support and services (1)	18,115	19,412
Restructuring charge	—	181
Total cost of revenue	28,177	30,548
Gross profit	121,121	133,378
Operating expenses:
Research and development (1)	61,871	67,398
Sales and marketing (1)	105,520	101,757
General and administrative (1)	36,037	29,695
Restructuring charge	1,049	871
Total operating expenses	204,477	199,721
Operating loss	(83,356)	(66,343)
Other (income) expense - net	274	(145)
Loss before income taxes	(83,630)	(66,198)
Income tax expense	852	982
Net loss	$(84,482)	$(67,180)
Net loss per share, basic and diluted	$(1.07)	$(0.78)
Weighted-average shares used to compute net loss per share, basic and diluted	78,755	85,845

(1) Includes stock-based compensation expense as follows:
Cost of revenue
Subscription	519	690
Software support and services	2,255	2,353
Research and development	10,607	11,728
Sales and marketing	9,508	10,474
General and administrative	5,902	9,144
	$28,791	$34,389

(2) Includes amortization of intangible assets as follows:
Cost of revenue
Perpetual license	$870	$616
	$870	$616

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2015 AND 2016
(Amounts in thousands)
(Unaudited)
	Twelve Months Ended
	December 31, 2015	December 31, 2016

Cash flows from operating activities:
Net loss	$(84,482)	$(67,180)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	28,791	34,389
Depreciation	2,757	3,348
Amortization of intangible assets	870	616
Amortization of premium (accretion) on investment securities	368	(14)
Provision for doubtful accounts	150	77
Loss on disposal of Equipment	—	99
Changes in operating assets and liabilities:
Accounts receivable	(8,148)	(1,158)
Other current and noncurrent assets	(932)	(447)
Accounts payable	1,414	(1,297)
Accrued expenses and other long-term liabilities	(5,024)	1,637
Deferred revenue	15,701	18,201
Net cash used in operating activities	(48,535)	(11,729)

Cash flows from investing activities:
Purchase of property and equipment	(3,730)	(2,930)
Maturities of investment securities	44,964	94,631
Purchases of investment securities	(60,913)	(79,134)
Net cash provided by (used in) investing activities	(19,679)	12,567

Cash flows from financing activities:
Proceeds from employee stock purchase plan	5,406	4,332
Proceeds from exercise of stock options	5,755	1,639
Net cash provided by financing activities	11,161	5,971

Net change in cash and cash equivalents	(57,053)	6,809
Cash and cash equivalents at beginning of period	104,287	47,234
Cash and cash equivalents at end of period	$47,234	$54,043

Non-GAAP financial measures and reconciliations

To supplement our financial results presented on a U.S. GAAP basis, we provide investors with certain non-GAAP financial measures, including gross billings, recurring billings, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss and non-GAAP net loss per share. These non-GAAP financial measures exclude stock-based compensation, restructuring charges, and the amortization of intangible assets.

Beginning the first quarter of 2016, we stopped reporting non-GAAP revenue as reconciling items between GAAP and non-GAAP revenue became immaterial.

Stock-based compensation expenses: In our non-GAAP financial measures, we have excluded the effect of stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

Amortization of intangible assets: In our non-GAAP financial measures, we have excluded the effect of the amortization of intangible assets. Amortization of intangible assets is significantly affected by the timing and size of our acquisitions. Amortization of intangible assets will recur in future periods.

Restructuring Charges: In our non-GAAP financial measures, we have excluded the effect of the severance and other expenses related to our reduction in workforce. Restructuring charges may recur in the future; however, the timing and amounts are difficult to predict.

Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share: We believe that the exclusion of stock-based compensation expense, amortization of intangible assets, and restructuring charges from revenue, non-GAAP gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share provides useful measures for management and investors. Stock-based compensation, amortization of intangible assets, and restructuring charges have been and can continue to be inconsistent in amount from period to period. We believe the inclusion of these items makes it difficult to compare periods and understand the growth and performance of our business. In addition, we evaluate our business performance and compensate management based in part on these non-GAAP measures. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by our competitors and exclude expenses that may have a material impact on our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees. Similarly, amortization of intangible assets has been and will continue to be a recurring expense.

Gross and recurring billings, recurring revenue and free cash flow: Our non-GAAP financial measures also include: gross billings, which we define as total revenue plus the change in deferred revenue in a period; recurring billings, which we define as total revenue less perpetual license, hardware, and professional services revenue plus the change in deferred revenue for subscription and software support arrangements in a period, adjusted for nonrecurring perpetual license billings; recurring revenue, which we define as total revenue less perpetual license, hardware, professional services and perpetual amounts recorded as subscription or software support revenue in multiple elements arrangements; and free cash flow, which we define as cash used in operating activities less the amount of property and equipment purchased. We consider gross billings to be a useful metric for management and investors because subscription billings, excluding MRC, and software support and services billings drive deferred revenue, which is an important indicator of future revenue. Similarly, we consider recurring billings and recurring revenue to be useful metrics because they are important indicators of the portion of our business that we would expect to recur each year. There are a number of limitations related to the use of gross, recurring billings and recurring revenue. First, gross and recurring billings include amounts that have not yet been recognized as revenue. Second, our calculation of gross and recurring billings may be different from other companies that report similar financial measures. Third, recurring revenue excludes perpetual license amounts recognized from multiple elements arrangements that we record as subscription or software support revenue in our GAAP statements of operations, and these perpetual license amounts are based on invoice value, not fair value, although we believe invoice value approximates the fair value of the element. Fourth, in the MRC model, revenue and billings are based on active devices or users of the service provider’s customer and are billed to us by the service provider on a monthly basis over time and one month in arrears. Thus, under the MRC model, we receive no billings or revenue for MRC at the time the deal is booked, but instead the MRC is billed and revenue is recognized each month based on active usage. Unlike term subscriptions, MRC is not reflected in deferred revenue. This important difference between MRC billings and perpetual and term subscription billings can lead to significant variability of billings in a given quarter depending on the type of billing model that the customer chooses and the overall mix of billing types for all customers within a quarter. We compensate for these limitations by providing specific information regarding revenue and evaluating gross and recurring billings and recurring revenue together with revenue calculated in accordance with GAAP. Management believes that information regarding free cash flow provides investors with an important perspective on the cash available to invest in our business and fund ongoing operations. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

We believe these non-GAAP financial measures are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business using certain of these non-GAAP measures.

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	December 31, 2015	December 31, 2016

Non-GAAP gross profit reconciliation:
GAAP gross profit	$35,506	$38,120
Stock-based compensation expenses	846	851
Amortization of intangible assets	200	154
Non-GAAP gross profit	$36,552	$39,125

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	82.5%	83.8%
GAAP to non-GAAP gross margin adjustments	2.4%	2.2%
Non-GAAP gross margin: non-GAAP gross profit over non-GAAP total revenue	84.9%	86.0%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(13,884)	$(9,857)
Stock-based compensation expenses	8,418	7,723
Amortization of intangible assets	200	154
Non-GAAP operating loss	$(5,266)	$(1,980)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(32.3)%	(21.7)%
GAAP to non-GAAP operating margin adjustments	20.1%	17.3%
Non-GAAP operating margin: non-GAAP operating loss over non-GAAP total revenue	(12.2)%	(4.4)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(14,414)	$(10,206)
Stock-based compensation expenses	8,418	7,723
Amortization of intangible assets	200	154
Non-GAAP net loss	$(5,796)	$(2,329)

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	December 31, 2015	December 31, 2016
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(0.18)	$(0.12)
Stock-based compensation expenses per share	0.11	0.09
Amortization of intangible assets	-	-
Non-GAAP net loss per share	$(0.07)	$(0.03)

Gross billings reconciliation:
Total revenue	$43,046	$45,472
Total deferred revenue, end of period	69,875	88,076
Less: Total deferred revenue, beginning of period	(64,332)	(78,172)
Total change in deferred revenue	5,543	9,904
Gross billings	$48,589	$55,376

Recurring billings reconciliation:
Total revenue	$43,046	$45,472
Less: Perpetual license revenue	(15,462)	(14,313)
Less: Professional services revenue	(947)	(438)
Subscription and software support deferred revenue, end of period	67,267	85,612
Less: Subscription and software support deferred revenue, beginning of period	(61,120)	(75,956)
Total change in subscription and software support deferred revenue	6,147	9,656
Less: Adjustments	(1,297)	(725)
Recurring billings	$31,487	$39,652

Recurring revenue reconciliation
Total revenue	$43,046	$45,472
Less: Perpetual license revenue	(15,462)	(14,313)
Less: Professional services revenue	(947)	(438)
Less: Perpetual license amount recorded over the term of subscription or software support (1)	(616)	(511)
Recurring revenue	$26,021	$30,210

Free cash flow reconciliation:
Cash used in operating activities	$(7,749)	$8,468
Purchase of property and equipment	(1,283)	(581)
Free cash flow	$(9,032)	$7,887

(1) Perpetual amounts recorded as subscription or software support revenue in multiple elements arrangements, where undelivered elements do not have VSOE

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Twelve Months Ended
	December 31, 2015	December 31, 2016

Non-GAAP gross profit reconciliation:
GAAP gross profit	$121,121	$133,378
Stock-based compensation expenses	2,774	3,043
Amortization of intangible assets	870	616
Restructuring charge	-	181
Non-GAAP gross profit	$124,765	$137,218

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	81.1%	81.4%
GAAP to non-GAAP gross margin adjustments	2.5%	2.3%
Non-GAAP gross margin: non-GAAP gross profit over non-GAAP total revenue	83.6%	83.7%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(83,356)	$(66,343)
Stock-based compensation expenses	28,791	34,389
Amortization of intangible assets	870	616
Restructuring charge	1,049	1,052
Non-GAAP operating loss	$(52,646)	$(30,286)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(55.8)%	(40.5)%
GAAP to non-GAAP operating margin adjustments	20.5%	22.0%
Non-GAAP operating margin: non-GAAP operating loss over non-GAAP total revenue	(35.3)%	(18.5)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(84,482)	$(67,180)
Amortization of intangible assets	870	616
Stock-based compensation expenses	28,791	34,389
Restructuring charge	1,049	1,052
Non-GAAP net loss	$(53,772)	$(31,123)

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Twelve Months Ended
	December 31, 2015	December 31, 2016
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(1.07)	$(0.78)
Stock-based compensation expenses per share	0.37	0.40
Amortization of intangible assets	0.01	0.01
Restructuring charge	0.01	0.01
Non-GAAP net loss per share	$(0.68)	$(0.36)

Gross billings reconciliation:
Total revenue	$149,298	$163,926
Total deferred revenue, end of period	69,875	88,076
Less: Total deferred revenue, beginning of period	(54,174)	(69,875)
Total change in deferred revenue	15,701	18,201
Gross billings	$164,999	$182,127

Recurring billings reconciliation:
Total revenue	$149,298	$163,926
Less: Perpetual license revenue	(53,512)	(45,775)
Less: Professional services revenue	(3,165)	(2,811)
Subscription and software support deferred revenue, end of period	67,267	85,612
Less: Subscription and software support deferred revenue, beginning of period	(49,194)	(67,267)
Total change in subscription and software support deferred revenue	18,073	18,345
Less: Adjustments	(3,209)	(1,912)
Recurring billings	$107,485	$131,773

Recurring revenue reconciliation
Total revenue	$149,298	$163,926
Less: Perpetual license revenue	(53,512)	(45,775)
Less: Professional services revenue	(3,165)	(2,811)
Less: Perpetual license amount recorded over the term of subscription or software support (1)	(2,058)	(1,926)
Recurring revenue	$90,563	$113,414

Free cash flow reconciliation:
Cash used in operating activities	$(48,535)	$(11,729)
Purchase of property and equipment	(3,730)	(2,930)
Free cash flow	$(52,265)	$(14,659)

(1) Perpetual amounts recorded as subscription or software support revenue in multiple elements arrangements, where undelivered elements do not have VSOE

	MOBILEIRON, INC.
	SUPPLEMENTAL INFORMATION
	(Amounts in thousands)
	(Unaudited)

	31-Dec-15	31-Mar-16	30-Jun-16	30-Sep-16	31-Dec-16
GAAP Revenue
United States	$20,580	$18,405	$18,890	$20,292	$19,452
International	22,466	19,602	19,991	21,274	26,020
Total	43,046	38,007	38,881	41,566	45,472

Gross billings	$48,589	$38,288	$41,212	$47,251	$55,376
Recurring billings	31,487	26,770	30,439	34,915	39,652
Recurring revenue	26,021	26,638	27,609	28,957	30,210
Non-GAAP gross profit	36,552	31,281	31,973	34,839	39,125
Non-GAAP operating loss	(5,266)	(11,003)	(12,067)	(5,236)	(1,980)
Free cash flow	(9,032)	(5,135)	(10,589)	(6,822)	7,887

Components of Deferred Revenue
Software support	$42,254	$41,904	$42,762	$43,635	$50,117
Subscription	25,013	25,675	27,524	32,321	35,496
Other deferred revenue	2,608	2,577	2,201	2,216	2,463
Total	$69,875	$70,156	$72,487	$78,172	$88,076

Investor Contact:

Samuel Wilson

MobileIron

ir@mobileiron.com

650-282-7555

Media Contact:

Clarissa Horowitz

MobileIron

clarissa@mobileiron.com

415-608-6825